UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bernzott U.S. Small Cap Value Fund
(Ticker Symbol: BSCVX)

ANNUAL REPORT
May 31, 2016

Bernzott U.S. Small Cap Value Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bernzott U.S. Small Cap Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bcafunds.com

Dear Fellow Shareholder:

We are happy to report on the Bernzott U.S. Small Cap Value Fund (BSCVX) for the year ended May 31, 2016. Since the fund’s inception on September 11, 2012, we have aimed to deliver a reasonable return on your investment without taking unreasonable risk. We seek these returns by investing in quality companies trading at a discount to our assessment of fair value. For the twelve months ended May 31, 2016 the fund returned -5.63%, while the benchmark Russell 2000 Value returned -2.75%. Please see the Fund’s complete returns later in this report.

Last year, after twelve months of double-digit returns, we wrote in our annual letter, “We recognize that one-year periods like the one we just enjoyed are not to be expected every year.” How right we were. The last half of 2015 reeled off several months of negative returns, and 2016 started out with a loud thud. The last few months of the fund’s fiscal year (ending May 31) finally provided some relief, but too little and too late to get twelve month performance into positive territory.

The markets have been extremely volatile over the past twelve months. For example, the fund was down quite a bit in January, up minimally in February, and then up significantly in March. That amount of price movement is a result of myopic traders, not focused investors. Each year when we write this letter we note that the fund is managed with a long-term time horizon and even though results this year are dramatically lower than last year, our approach to investing is the same. We like to invest in companies that in our opinion have high returns on capital, a history of recurring cash flow, reasonable leverage and leading market positions. Extreme fluctuations in prices doesn’t change what we consider important.

Certainly we do not like periods of negative returns. But we are proud of our three-year and since inception numbers. Please see the complete performance history later in this report. We believe a longer view of results more accurately reflects how we invest. Our investment philosophy focuses on buying high quality companies at the right price, typically a 30-40% discount to our estimated fair value. Our approach emphasizes rigorous research, a disciplined stock selection process, a strong valuation orientation, a concentrated portfolio (25-35 holdings) and a well-defined sell discipline. In periods of great price appreciation, we focus on not getting caught up in the euphoria. In periods like the one we just had, we focus on taking advantage of the opportunities. If you worry about the short-term, the ups and downs of the market can be unnerving. However, if you are a long-term investor, a little volatility is an opportunity, not an obstacle. Our long-term view is likely one of our most important attributes, and portfolio turnover remains low relative to our peers.

Our weightings in different sectors have not changed materially in the last twelve months. Relative to our benchmark, we remain significantly underweight in several sectors. For instance, the fund has very little Financials and no Telecommunications or Utilities. These three sectors are a major component of the index. Attributes that we consider very important to high-quality companies – low capital expenditure requirements, little or no government regulation, reasonable leverage – afflict either one or all these sectors that make up a large portion of the benchmark. Our weightings in all sectors – including the aforementioned Financials, Telecommunications, and Utilities – are a result of bottom-up analysis of particular companies, not a top-down decision based on the overall economy, interest rates or sector choices. The ultimate percentage in different sectors (including cash) is a by-product of the current number and quality of investment opportunities that meet our investment strategy.

This year marks another period with no change in the investment team. The fund is co-managed by Kevin Bernzott, Tom Derse and Scott Larson. This team has remained in place since the fund’s inception in 2012. The breadth of experience of the team, from real estate to private equity to public accounting, along with the years of investment experience, gives us a unique perspective when viewing the investment landscape. We understand that continuity of the investment team is an important attribute in any investment vehicle, and we are proud to report no changes. We believe this reflects commitment to the philosophy, consistency of the process, and enthusiasm about the future.

Going forward, volatility will likely continue, but opportunities for new investments are expected. We generally refrain from making predictions on any of the run-of-the-mill points of reference such as oil prices, interest rates, the S&P 500 or GDP growth. However, we estimate the growth rates we assume in our pricing models are reasonable considering historical results and guidance provided by the companies over the next twelve months. We believe there are opportunities for stock pickers who do their homework. And we trust that our discipline and consistency will provide successful returns over the long-run.

Just as we wrote last year, we don’t believe the last twelve months reflects the long-term prospects for the fund. Month-to-month, quarter-to-quarter and even year-to-year results are snapshots that don’t necessarily portray the status of the moving picture that is long-term investing. There will be events that are not predictable and affect valuations over a short period of time. But as long as our process remains the same, we can look out over the long-run and expect continued success.

We know there are many options for your investment dollars. We appreciate your investment in BSCVX. We will continue to work hard to earn your loyalty.

Bernzott Capital Advisors

IMPORTANT DISCLOSURES:

The views in this report were those of the Fund’s advisor as of May 31, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in BSCVX and do not constitute investment advice.

Bernzott U.S. Small Cap Value Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of May 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Bernzott U.S. Small Cap Value Fund	-5.63%	5.89%	9.87%	9/11/12
Russell 2000 Value Index	-2.75%	6.10%	9.71%	9/11/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (877) 998-9880.

Gross and net expense ratios for the Fund were 1.80% and 0.95%, respectively, which were stated in the current prospectus dated October 1, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Bernzott U.S. Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.4%
	CONSUMER DISCRETIONARY – 15.3%
25,325	Advisory Board Co.*	$831,420
136,125	Callaway Golf Co.	1,369,417
39,800	Cinemark Holdings, Inc.	1,439,964
93,250	Gentex Corp.	1,546,085
		5,186,886
	FINANCIALS – 6.5%
33,525	Artisan Partners Asset Management, Inc. - Class A	1,095,597
118,275	Manning & Napier, Inc. - Class A	1,114,151
		2,209,748
	HEALTH CARE – 14.8%
37,050	Air Methods Corp.*	1,254,883
16,950	Hill-Rom Holdings, Inc.	832,754
39,925	Landauer, Inc.	1,582,228
26,975	Masimo Corp.*	1,341,736
		5,011,601
	INDUSTRIALS – 30.1%
25,050	Clean Harbors, Inc.*	1,289,824
54,075	Douglas Dynamics, Inc.	1,174,509
39,750	Generac Holdings, Inc.*	1,506,922
46,300	Hillenbrand, Inc.	1,445,486
9,840	Landstar System, Inc.	667,644
46,350	Mistras Group, Inc.*	1,149,944
23,150	Mobile Mini, Inc.	797,518
63,525	SP Plus Corp.*	1,417,878
45,325	TriMas Corp.*	774,604
		10,224,329
	MATERIALS – 10.7%
11,725	Compass Minerals International, Inc.	913,964
31,925	Innophos Holdings, Inc.	1,224,004
79,250	Owens-Illinois, Inc.*	1,497,825
		3,635,793
	TECHNOLOGY – 19.0%
154,100	Daktronics, Inc.	1,228,177
85,200	Knowles Corp.*	1,245,624
29,545	Synopsys, Inc.*	1,526,590
26,075	Total System Services, Inc.	1,400,228
31,900	Verint Systems, Inc.*	1,052,381
		6,453,000
	TOTAL COMMON STOCKS (Cost $31,798,329)	32,721,357

Bernzott U.S. Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 3.3%
$1,131,013	UMB Money Market Fiduciary, 0.01%[1]	$1,131,013

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,131,013)	1,131,013

	TOTAL INVESTMENTS – 99.7% (Cost $32,929,342)	33,852,370
	Other Assets in Excess of Liabilities – 0.3%	106,415

	TOTAL NET ASSETS – 100.0%	$33,958,785

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	30.1%
Technology	19.0%
Consumer Discretionary	15.3%
Health Care	14.8%
Materials	10.7%
Financials	6.5%
Total Common Stocks	96.4%
Short-Term Investments	3.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2016

Assets:
Investments, at value (cost $32,929,342)	$33,852,370
Receivables:
Fund shares sold	125,000
Dividends and interest	29,618
Prepaid expenses	8,006
Total assets	34,014,994

Liabilities:
Payables:
Advisory fees	8,668
Auditing fees	17,756
Transfer agent fees and expenses	6,592
Fund accounting fees	5,725
Fund administration fees	4,794
Custody fees	4,194
Shareholder reporting fees	3,930
Legal fees	2,387
Chief Compliance Officer fees	1,400
Accrued other expenses	763
Total liabilities	56,209

Net Assets	$33,958,785

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,488,041
Accumulated net investment income	145,854
Accumulated net realized gain on investments	401,862
Net unrealized appreciation on investments	923,028
Net Assets	$33,958,785

Shares of beneficial interest issued and outstanding	2,866,709
Offering and redemption price per share	$11.85

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2016

Investment Income:
Dividends	$457,666
Interest	199
Total investment income	457,865

Expenses:
Advisory fees	237,572
Fund administration fees	38,635
Transfer agent fees and expenses	37,394
Fund accounting fees	35,266
Registration fees	24,301
Auditing fees	17,499
Legal fees	14,000
Custody fees	13,569
Chief Compliance Officer fees	13,000
Shareholder reporting fees	7,500
Trustees' fees and expenses	6,878
Miscellaneous	5,499
Insurance fees	1,299
Total expenses	452,412
Advisory fees waived	(170,296)
Net expenses	282,116
Net investment income	175,749

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	586,458
Net change in unrealized appreciation/depreciation on investments	(1,605,207)
Net realized and unrealized loss on investments	(1,018,749)

Net Decrease in Net Assets from Operations	$(843,000)

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$175,749	$62,897
Net realized gain on investments	586,458	1,540,610
Net change in unrealized appreciation/depreciation on investments	(1,605,207)	850,522
Net increase (decrease) in net assets resulting from operations	(843,000)	2,454,029

Distributions to shareholders:
From net investment income	(37,238)	(69,681)
From net realized gains	(1,101,081)	(2,362,730)
Total distributions to shareholders	(1,138,319)	(2,432,411)

Capital Transactions:
Proceeds from shares sold	13,164,400	9,126,392
Reinvestment of distributions	1,089,189	2,279,213
Cost of shares redeemed[1]	(4,173,900)	(4,033,761)
Net increase in net assets from capital transacations	10,079,689	7,371,844

Total increase in net assets	8,098,370	7,393,462

Net Assets:
Beginning of period	25,860,415	18,466,953
End of period	$33,958,785	$25,860,415

Accumulated net investment income	$145,854	$6,843

Capital Share Transactions:
Shares sold	1,148,978	703,284
Shares reinvested	93,172	184,552
Shares redeemed	(360,725)	(314,195)
Net increase in capital share transactions	881,425	573,641

[1]	Net of redemption fee proceeds of $236 and $123, respectively.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Year Ended May 31, 2014		For the Period September 11, 2012* through May 31, 2013
Net asset value, beginning of period	$13.03		$13.08		$11.95		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.07		0.04		0.03		(0.01)
Net realized and unrealized gain (loss) on investments	(0.81)		1.50		1.39		1.96
Total from investment operations	(0.74)		1.54		1.42		1.95

Less Distributions:
From net investment income	(0.01)		(0.05)		(0.02)		-
From net realized gain	(0.43)		(1.54)		(0.27)		-
Total distributions	(0.44)		(1.59)		(0.29)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.85		$13.03		$13.08		$11.95

Total return[3]	(5.63%)		12.43%		11.91%		19.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,959		$25,860		$18,467		$19,589

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.52%		1.80%		1.72%		3.27%	[5]
After fees waived and expenses absorbed	0.95%		0.95%		0.95%		0.95%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.02%		(0.56%)		(0.53%)		(2.49%)	[5]
After fees waived and expenses absorbed	0.59%		0.29%		0.24%		(0.17%)	[5]
Portfolio turnover rate	27%		34%		49%		8%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

Note 1 – Organization
Bernzott U.S. Small Cap Value Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Manager Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 11, 2012.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality, and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended May 31, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Bernzott Capital Advisors (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.80% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2016, the Advisor waived a portion of its advisory fees totaling $170,296. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At May 31, 2016, the amount of these potentially recoverable expenses was $533,734. The Advisor may recapture all or a portion of this amount no later than May 31, of the years stated below:

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

2017	$181,705
2018	181,733
2019	170,296
Total	$533,734

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2016, the Fund’s allocated fees accrued for non-interested Trustees are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2016 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$32,968,537

Gross unrealized appreciation	$3,793,582
Gross unrealized depreciation	(2,909,749)
Net unrealized appreciation on investments	$883,833

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (679)	$ 500	$ 179

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

As of May 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$145,854
Undistributed long-term capital gains	441,057
Accumulated earnings	586,911

Accumulated capital and other income	-
Unrealized appreciation on investments	883,833
Total accumulated earnings	$1,470,744

The tax character of the distribution paid during the fiscal years ended May 31, 2016, and May 31, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	$107,575	$1,065,280
Net long-term capital gains	1,030,744	1,367,131
Total distributions paid	$1,138,319	$2,432,411

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended May 31, 2016 and May 31, 2015, the Fund received $236 and $123, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended May 31, 2016, purchases and sales of investments, excluding short-term investments, were $18,221,597 and $7,506,350, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$32,721,357	$-	$-	$32,721,357
Short-Term Investments	1,131,013	-	-	1,131,013
Total Investments	$33,852,370	$-	$-	$33,852,370

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Note 9 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Bernzott U.S. Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 11, 2012 (commencement of operations) to May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bernzott U.S. Small Cap Value Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period September 11, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 29, 2016

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Qualified Dividend Income
For the year ended May 31, 2016, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended May 31, 2016, 100.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $1,030,744, or the amounts determined to be necessary, for the year ended May 31, 2016.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 998-9880. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on December 8-10, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Bernzott Capital Advisors (the “Investment Advisor”) with respect to the Bernzott U.S. Small Cap Value Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Russell 2500 Value Index (the “Russell 2500 Index”), the Russell 2000 Value Index (the “Russell 2000 Index”), and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Small Blend fund universe (the “Fund Universe”) for the one- and three-year periods ended September 30, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total return for the Fund for the three-year period was above the Russell 2000 Index return but slightly below the Peer Group median return by 1.37%, the Fund Universe median return by 1.17%, and the Russell 2500 Index return by 0.98%. For the one-year period, the Fund’s total return was below the median return of the Fund Universe by 2.12%, the Peer Group median return by 2.11%, the Russell 2000 Index return by 0.91%, and the Russell 2500 Index return by 0.07%. In considering the Fund’s performance, the Trustees noted the Investment Advisor’s explanation that as a result of the Investment Advisor’s portfolio management strategy, during a period of high market returns the Fund’s investment returns will likely trail those of the benchmark indexes, and that compared to the Peer Group and Fund Universe the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation for both periods.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) and total expenses (net of fee waivers) paid by the Fund were below the respective Peer Group and Fund Universe medians. The Board noted that at the Fund’s current asset level, the fee rate charged by the Investment Advisor to the Fund was lower than the fees charged by the Investment Advisor to institutional clients, and although the Fund’s fee rate was higher than the Investment Advisor’s standard fees for institutional clients with assets over $25 million, the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the compensation payable to the Investment Advisor pursuant to the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended September 30, 2015. The Trustees noted that the Investment Advisor had waived almost its entire advisory fee and had realized no profit with respect to the Fund. The Board also considered the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than investment advisory fees), including any services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was relatively small and was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Bernzott U.S. Small Cap Value Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expense Paid During Period 12/1/15 – 5/31/16*
Actual Performance	$ 1,000.00	$ 986.90	$ 4.72
Hypothetical (5% annual return before expenses)	1,000.00	1,020.25	4.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Bernzott U.S. Small Cap Value Fund
A series of  Investment Managers Series Trust

Investment Advisor
Bernzott Capital Advisors
888 West Ventura Blvd., Suite B
Camarillo, CA  93010

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, MO  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Bernzott U.S. Small Cap Value Fund	BSCVX	461418 220

Privacy Principles of the Bernzott U.S. Small Cap Value Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bernzott U.S. Small Cap Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (877) 998-9880, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (877) 998-9880, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (877) 998-9880. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Bernzott U.S. Small Cap Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 998-9880

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-998-9880.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/9/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/9/2016